SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 6, 2006 (November 4, 2006)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
389-A Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)
(615) 844-1280
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 6, 2006, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing certain interim results for the evaluation of GEM OS1 ™ Bone Graft in the Company’s Canadian orthopedic pilot trial for foot and ankle fusion indications. Lead Canadian investigator, Timothy R. Daniels, M.D., presented the interim results on Saturday, November 4 at the Dewar Orthopaedic Society Meeting. The press release is attached hereto as Exhibit 99.1 and slides from the Dewar Orthopaedic Society Meeting summarizing the data are attached hereto as Exhibit 99.2, which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit

99.1	Press Release dated November 6, 2006.

99.2	Slides from the Dewar Orthopaedic Society Meeting on interim results for the evaluation of GEM OS1 ™ Bone Graft.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By: Name:	/s/ Earl Douglas Earl Douglas
Title:	General Counsel
Date: November 6, 2006